UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2009 (July 10, 2009)

FRANKLIN FINANCIAL SERVICES CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	0-12126	25-1440803
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Main Street, Chambersburg, PA	17201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 264-6116

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Franklin Financial Services Corporation filed two news releases announcing the third quarter 2009 cash dividend and the authorization of a stock repurchase program.

The first news release dated July 10, 2009 and attached as Exhibit 99.1, announces a $.27 per share regular cash dividend for the third quarter of 2009.

The second news release dated July 10, 2009 and attached as Exhibit 99.2 announces the authorization to repurchase up to 100,000 shares of common stock in open market or privately negotiated transactions.

Both news releases are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed herewith:

Number	Description

99.1	Third quarter 2009 dividend news release, dated July 10, 2009 of Franklin Financial Services Corporation.

99.2	Stock repurchase news release, dated July 10, 2009 of Franklin Financial Services Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL SERVICES CORPORATION

By:	/s/ William E. Snell, Jr.
William E. Snell, Jr., President and Chief Executive Officer

Dated: July 13, 2009